Exhibit 23.2

                                CONRAD C. LYSIAK
                          ATTORNEY AND COUNSELOR AT LAW
                              601 WEST FIRST AVENUE
                                    SUITE 503
                           SPOKANE, WASHINGTON   99201
                                 (509) 624_1475
                               FAX: (509) 747_1770





                                     CONSENT


     I HEREBY CONSENT to the inclusion of my name in connection with the Form SB_2 Registration Statement filed with the Securities and Exchange Commission as attorney for the registrant, AMP PRODUCTIONS, LTD.

     DATED this 20th day of January 2005.

                              Yours truly,

                              /s/ Conrad C. Lysiak
                              Conrad C. Lysiak